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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                _____________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   January 6, 1998




                          CHICAGO MINIATURE LAMP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     OKLAHOMA                      0-25848                 73-1412000
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(State of Incorporation)         (Commission              (IRS Employer
                                 File Number)          Identification No.)


500 CHAPMAN STREET, CANTON, MASSACHUSETTS                    02021
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:         (617) 828-2948
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ITEM 8. CHANGE IN FISCAL YEAR

         The Board of Directors on January 6, 1998 adopted a resolution changing the Company's year end from the Sunday nearest to December 1 of each year to the Sunday nearest to December 31 of each year. The Company's annual report on Form 10-K will reflect the transition period.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHICAGO MINIATURE LAMP, INC.

                                        By  /s/  RICHARD PARENTI
                                           -----------------------------------
                                           Richard Parenti
                                           Vice President

Date: February 17, 1998